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                                                                    EXHIBIT 99.1


FOR MORE INFORMATION CALL:                                       (706) 849-3235
Glenn W. Peters
Corporate Vice President and Chief Financial Officer
Bankers First Corporation
Augusta Riverfront Center
One 10th Street, Suite 700                                     January 31, 1996
Augusta, GA 30901                                          FOR IMMEDIATE RELEASE



              BANKERS FIRST ANNOUNCES FOURTH QUARTER RESULTS

        Bankers First Corporation today announced the results of operations for 1995. The Company reported a net loss for the fourth quarter of ($4.2) million, or ($0.82) per share compared to net income of $3.0 million, or $0.61 per share for the same quarter in 1994. Fourth quarter 1995 return on assets was (1.59%) and return on equity was (17.55%).

        Net income for the twelve months ended December 31, 1995 was $5.6 million, or $1.10 per share versus $10.8 million, or $2.19 per share in 1994. Return on assets for 1995 was 0.52% and return on equity was 6.10%

        At December 31, 1995, total assets were $1.05 billion, compared to $1.06 billion a year earlier. Stockholders' equity stood at $90.6 million or 8.65% of total assets compared to $84.5 million or 7.94% a year earlier. Book value and tangible book value per share outstanding were $19.00 and $18.13, respectively.

        In the fourth quarter of 1995, the Company recognized non-recurring charges for bad debt recapture, provision for loan losses, and restructuring charges. A brief discussion of these charges follows. The Company recognized a restructuring charge of approximately $1.6 million which includes $0.5 million in severance amounts for employees terminated before December 31, 1995, and incurred merger related expenses of $0.9 million and miscellaneous other costs of
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$0.2 million. The Company assessed the adequacy of its allowance for loan losses during the fourth quarter of 1995 in light of a softening economy and possible future credit quality declines in commercial real estate, real estate construction, and the consumer loan portfolio which the Company has significantly increased over the past 24 months. Based on this analysis, the Company recorded a fourth quarter provision for loans losses of approximately $1.9 million, which is approximately $1.0 million larger than the provision for the nine months ended September 30, 1995. During 1995, the Company had studied the potential benefits of a proposed conversion of the Bank from a savings bank to a national bank. On December 19, 1995, the boards of directors of BFC and the Bank formally authorized management to take the appropriate steps necessary to effect such a conversion. The conversion, which is not contingent on the consummation of the merger between SouthTrust and BFC, resulted in a 1995 fourth quarter charge to tax expense of approximately $4.4 million to BFC. Legislation is currently pending in Congress which, if passed could reduce or eliminate this charge.

        The Company also announced that March 12, 1996 has been established as the date for the shareholder meeting at which a vote will be taken on the planned merger with SouthTrust Corporation. Shareholders of record on January 24, 1996 will be entitled to vote at the meeting.

        Bankers First Corporation is a financial services company principally serving the Augusta and northwest Georgia (Rossville/Chattanooga, TN) markets with 25 banking offices and 27 automated teller machines. The Company's common stock is traded on the NASDAQ National Market System using the symbol BNKF. The abbreviation found in most newspaper listings is "Bankers First."



                                     -2-
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BANKERS FIRST CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (UNAUDITED)
(Dollars in thousands, except per share amounts)

                                                                                DECEMBER 31,     DECEMBER 31,
                                                                                    1995             1994
                                                                                ------------     ------------
ASSETS
Cash and amounts due from depository institutions                               $   29,974          26,017
Interest-bearing deposits in other financial institutions                            2,933           3,178
Investment securities available for sale, at market                                 51,360          44,816
Investment securities held to maturity (market value $42,525 in
  1995 and $50,988 in 1994)                                                         42,214          52,377
Federal Home Loan Bank stock                                                         9,674          13,845
Loans receivable, net                                                              863,558         878,892
Accrued interest receivable                                                          6,705           6,334
Investment properties, net                                                          14,952          14,846
Real estate owned, net                                                               2,053           3,504
Premises and equipment, net                                                         15,722          15,631
Cost in excess of net assets acquired                                                4,148           2,794
Other assets                                                                         3,934           1,613
                                                                                ----------       ---------
  Total assets                                                                  $1,047,227       1,063,847
                                                                                ==========       =========
LIABILITIES
Deposits                                                                        $  758,847         683,881
Retail repurchase agreements                                                        17,114          18,588
Advance payments by borrowers for taxes and insurance                                2,121           2,414
Other borrowings                                                                   166,741         257,295
Other liabilities                                                                   11,769          17,208
                                                                                ----------       ---------
  Total liabilities                                                                956,592         979,386
                                                                                ----------       ---------
STOCKHOLDERS' EQUITY
Serial preferred stock, $.01 par value;
  authorized 7,500,000 shares; none outstanding                                         --              --
Common stock,  $.01 par value; authorized 12,500,000 shares;
  issued and outstanding 4,770,523 shares in 1995 and
  4,500,442 shares in 1994                                                      $       48              45
Additional paid-in capital                                                          57,094          55,222
Retained earnings (substantially restricted)                                        34,402          31,661
Loans to Employee Stock Ownership Plan and others                                   (1,849)         (2,286)
Net unrealized holding gains on securities available for sale                          940            (181)
                                                                                ----------       ---------
  Total stockholders' equity                                                        90,635          84,461
                                                                                ----------       ---------
  Total liabilities and stockholders' equity                                    $1,047,227       1,063,847
                                                                                ==========       =========
Book Value Per Share                                                            $    19.00           18.77
                                                                                ==========       =========



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BANKERS FIRST CORPORATION AND SUBSIDIARIES
  CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
  (Dollars in thousands, except per share amounts)


                                                                  Three Months Ended    Year Ended
                                                                      December 31,      December 31,
                                                                  ------------------   -------------
                                                                     1995     1994     1995     1994
                                                                  -------   ------   ------   ------
Interest income:
  Interest on loans                                              $ 18,703   17,556   75,352   62,703
  Interest on investment securities                                 1,844    1,884    7,466    8,031
  Dividends on Federal Home Loan Bank stock                           177      224      844      707
  Other                                                                89       84      408      302
                                                                 --------   ------   ------   ------
    Total interest income                                          20,813   19,748   84,070   71,743
Interest expense:
  Interest on deposits                                              9,306    6,910   34,095   25,810
  Interest on retail repurchase agreements                            112      137      439      442
  Interest on other borrowings                                      2,448    3,565   13,005   11,395
                                                                 --------   ------   ------   ------
    Total interest expense                                         11,866   10,612   47,539   37,647
                                                                 --------   ------   ------   ------
  Net interest income                                               8,947    9,136   36,531   34,096
Provision for loan losses                                           1,950    1,100    2,875    1,800
                                                                 --------   ------   ------   ------
  Net interest income after provision for loan losses               6,997    8,036   33,656   32,296
Other income:
  Loan servicing fees                                                  57       57      229      231
  Loan fees and service charges                                       274      245    1,029      995
  Service charges on deposit accounts                               1,359    1,260    5,444    4,793
  Gain on sale of loans                                               267       55      823       83
  Gain on sale of investment securities                                 -     (397)      12    1,465
  Real estate operations                                             (729)   1,241       80      946
  Other                                                                20       13      102      100
                                                                 --------   ------   ------   ------
     Total other income                                             1,248    2,474    7,719    8,613
Operating expense:
  Salaries and employee benefits                                    2,644    2,782   11,196   10,375
  Net occupancy expense                                             1,209    1,212    4,650    4,435
  Advertising and promotion                                           105      211      665      831
  FDIC insurance expense                                              405      331    1,737    1,677
  Amortization of costs in excess of net assets acquired              286      202    1,104      678
  Restructuring charge                                              1,600        -    1,600        -
  Other                                                             1,310    1,249    5,287    5,133
                                                                 --------   ------   ------   ------
     Total operating expense                                        7,559    5,987   26,239   23,129
                                                                 --------   ------   ------   ------
     Net noninterest expense                                        6,311    3,513   18,520   14,516
                                                                 --------   ------   ------   ------
     Income before income tax and extraordinary item                  686    4,523   15,136   17,780
Income tax expense                                                  4,863    1,498    9,560    6,047
                                                                 --------   ------   ------   ------
Income before extraordinary item                                   (4,177)   3,025    5,576   11,733
Extraordinary item, net                                                 -        -        -     (908)
                                                                 --------   ------   ------   ------
Net income                                                       $ (4,177)   3,025    5,576   10,825
                                                                 ========   ======   ======   ======
Primary earnings per share:
  Income before extraordinary item                               $  (0.82)    0.61     1.10     2.37
  Extraordinary item, net                                               -        -        -    (0.18)
                                                                 --------   ------   ------   ------
  Net income                                                     $  (0.82)    0.61     1.10     2.19
                                                                 ========   ======   ======   ======

  Weighted average common and common equivalent shares              5,080    4,932    5,067    4,937
                                                                 ========   ======   ======   ======
Fully diluted earnings per share:
  Income before extraordinary item                               $  (0.82)    0.61     1.10     2.37
  Extraordinary item, net                                               -        -        -    (0.18)
                                                                 --------   ------   ------   ------
  Net income                                                     $  (0.82)    0.61     1.10     2.19
                                                                 ========   ======   ======   ======
  Weighted average common and common equivalent shares              5,082    4,932    5,070    4,938
                                                                 ========   ======   ======   ======


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BANKERS FIRST CORPORATION
  FINANCIAL HIGHLIGHTS (UNAUDITED)
  (Dollars in thousands, except per share)


                                       THREE MONTHS ENDED       PERCENT           YEAR ENDED           PERCENT
                                          DECEMBER 31,          CHANGE           DECEMBER 31,          CHANGE
                                       --------------------     -------     --------------------       --------
                                       1995            1994                     1995      1994
                                       ----            ----     -------      -------      ------       --------
FOR THE PERIOD
Net interest income               $    8,947           9,136      (2.1)%  $   36,531      34,096         7.1%
Provision for loan losses              1,950           1,100      77.3         2,875       1,800        59.7
Other income                           1,248           2,474     (49.6)        7,719       8,613       (10.4)
Operating expense                      7,559           5,987      26.3        26,239      23,129        13.4
Income tax expense                     4,863           1,498     224.6         9,560       6,047        58.1
Extraordinary item, net                   --              --       N/A            --        (908)     (100.0)
                                      ------           -----                 -------      ------
Net Income                            (4,177)          3,025    (238.1)        5,576      10,825       (48.5)
------------------------------------------------------------------------------------------------------------
PER PRIMARY SHARE
Net income before extraordinary
  item                            $    (0.82)           0.61    (234.4)%  $     1.10        2.37       (53.6)%
Extraordinary item, net                   --              --       N/A            --       (0.18)     (100.0)
                                      ------           -----                 -------      ------
Net income                             (0.82)           0.61    (234.4)         1.10        2.19       (49.8)
PER OUTSTANDING SHARE
Dividends paid                    $     0.15            0.15       0.0    $     0.60        0.45        33.3
Book value                             19.00           18.77       1.2         19.00       18.77         1.2
Tangible book value                    18.13           18.15      (0.1)        18.13       18.15        (0.1)
------------------------------------------------------------------------------------------------------------
ASSET YIELDS/FUNDS COST
Yield on earning assets                 3.49%           8.02%      5.9%         8.35%       7.82%        6.8%
Cost of funds                           4.99            4.40      13.4          4.88        4.21        15.9
Interest spread                         3.50            3.62      (3.3)         3.47        3.61        (3.9)
------------------------------------------------------------------------------------------------------------
PERFORMANCE MEASURES
Return on average assets               (1.59)%          1.15%   (238.3)%        0.52%       1.10%      (52.7)%
Return on average equity              (17.55)          14.52    (220.9)         6.10       13.49       (54.8)
Net yield on average earning
  assets                                3.68            3.74      (1.6)         3.63        3.72        (2.4)
Operating expense/average
  assets                                2.16            2.20      (1.8)         2.18        2.28        (4.4)
Non-performing assets/total
  assets                                0.60            0.60       0.0          0.60        0.60         0.0
------------------------------------------------------------------------------------------------------------
AT PERIOD END
Assets                            $1,047,227       1,063,847      (1.6)%  $1,047,227   1,063,847        (1.6)%
Loans receivable                     863,558         878,892      (1.7)      863,558     878,892        (1.7)
Earning assets                       969,739         993,107      (2.4)      969,739     993,107        (2.4)
Deposits and retail repurchase
  agreements                         775,961         702,468      10.5       775,961     702,468        10.5
Tangible shareholders' equity         86,487          81,667       5.9        86,487      81,667         5.9
Tangible equity/assets                  8.26%           7.68%      7.6%         8.26%       7.68%        7.6%
Common shares outstanding
  (in thousands)                       4,771           4,500       6.0         4,771       4,500         6.0
------------------------------------------------------------------------------------------------------------
AVERAGE BALANCES
Assets                             1,050,954       1,052,122      (0.1)%  $1,078,717     985,934         8.4%
Loans receivable                     868,842         856,378       1.5       889,485     776,785        14.5
Earning assets                       979,066         983,950      (0.5)    1,007,051     917,115         9.8
Deposits and retail repurchase
  agreements                         774,720         701,610      10.4       755,422     672,121        12.4
Stockholders' equity                  95,195          83,326      14.2        91,479      80,226        14.0
Common and common equivalent
  shares (in thousands)                5,080           4,932       3.0         5,062       4,937         2.5
------------------------------------------------------------------------------------------------------------
BANKERS FIRST SAVINGS BANK FSB
AT PERIOD END
Tangible capital ratio                  6.50%           5.55%     17.1%         6.50%       5.55%       17.1%
Core capital ratio                      6.50            5.69      14.2          6.50        5.69        14.2
Risk-based capital ratio               11.48           10.44      10.0         11.48       10.44        10.0





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